SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                  Date of Report
                  (Date of earliest
                  event reported):        October 22, 1999


                                   WICOR, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                         1-7951                    39-1346701
---------------                  ---------------              ---------------
(State or other                 (Commission File              (IRS Employer
jurisdiction of                      Number)                 Identification No.)
incorporation)


              626 East Wisconsin Avenue, Milwaukee, Wisconsin 53202
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (414) 291-7026
                         -------------------------------
                         (Registrant's telephone number)

Item 5.   Other Events.
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          On October  22,  1999,  WICOR,  Inc.  (the  "Company")  issued a press release announcing the Company's financial results for the three and nine month periods ended September 30, 1999. A copy of the Company's press release announcing these results is attached as Exhibit 99 to this Current Report on Form 8-K.

Item 7.   Financial Statements and Exhibits.
------    ---------------------------------

          (a)    Not applicable.

          (b)    Not applicable.

          (c)    Exhibits. The following exhibit is being filed herewith:
                 --------

                 (99) Press Release of WICOR, Inc., dated October 22, 1999.


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

                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WICOR, INC.



Date:  October 22, 1999                 By: /s/ Joseph P. Wenzler
                                           ------------------------------------
                                           Joseph P. Wenzler
                                           Senior Vice President and Chief
                                             Financial Officer



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

                                   WICOR, INC.

                   Exhibit Index to Current Report on Form 8-K
                             Dated October 22, 1999


Exhibit
Number
------

(99)          Press Release of WICOR, Inc., dated October 22, 1999.



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